Debtor:   ____________________

Secured Party: Titanium Metals Corporation

                           EXHIBIT "A"

                    Description of Collateral


          All of the Debtor's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Debtor and whether now existing or hereafter coming into existence:

          (a) all of the shares of capital stock or other securities of the Issuer (as defined below) represented by the respective certificates identified in Schedule 1 attached hereto and by this reference made a part hereof, together with in each case the certificates representing the same (collectively, the "Pledged Securities"); and

          (b) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of any of the Pledged Securities, resulting from a split-up, revisions, reclassification or other like change of any of the Pledged Securities or otherwise received in exchange for any of the Pledged Securities and all Equity Rights (as defined below) issued to the holders of, or otherwise in respect of, any of the Pledged Securities (collectively, together with the Pledged Securities, the "Pledged Collateral"); and

          (c) all proceeds in whatever form of all or any part of the Pledged Securities and Pledged Collateral.
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          For the purposes hereof, the following terms shall have the meanings set forth below:

          "Equity Rights" shall mean, with respect to any person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such person.

          "Issuer" shall mean Titanium Metals Corporation and/or TIMET Capital Trust I.


Debtor:   ____________________


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Secured Party: Titanium Metals Corporation

                            SCHEDULE 1



Capital Stock:



Other Securities:


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